UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-01090

                              THE JAPAN FUND, INC.
                                    --------

                         225 Franklin Street, 26th Floor
                                Boston, MA 02110

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 217-2853
                                    --------

                                AGENT FOR SERVICE
                         225 Franklin Street 26th Floor
                              Boston, MA 02110-2801
                                 1-800-535-2726

                                   COPIES TO:
                              Nora M. Jordan, Esq.
                              Davis Polk & Wardwell
                              450 Lexington Avenue
                               New York, NY 10017

                      DATE OF FISCAL YEAR END: DECEMBER 31

                   DATE OF REPORTING PERIOD: DECEMBER 31, 2005

ITEM 1.    REPORTS TO STOCKHOLDERS.

--------------------------------------------------



THE JAPAN FUND, INC.


ANNUAL REPORT
December 31, 2005



--------------------------------------------------
           Class S Shares
--------------------------------------------------
[Japan Fund Logo Omitted]

Contents

 1   Letter from the Chairman and President
 3   Performance Summary
 5   Management's Discussion of Fund Performance
 7   Portfolio Summary
 8   Top Ten Holdings
 9   Schedule of Investments
18   Statement of Assets and Liabilities
19   Statement of Operations
20   Statements of Changes in Net Assets
21   Financial Highlights
22   Notes to Financial Statements
31   Report of Independent Registered Public Accounting Firm
32   Directors and Officers
40   Shareholder Voting Results
41   Disclosure of Fund Expenses


The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity Management & Research Company ("FMR"), the Fund's advisor, or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and FMR disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund managed by FMR are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

The Fund is not a bank.

Letter from the Chairman and President
--------------------------------------------------------------------------------

[Photograph of William L. Givens Omitted]

[Photograph of John F. McNamara Omitted]


Dear Shareholders,

When we wrote to you at this time last year, we expressed our confidence in the outlook for 2005. Our optimism was based on a number of factors affecting Japan that were both internal and external. We saw Japan as a beneficiary of the growth of the Chinese economy, and we felt that the domestic economy would continue to rebound from the deflationary recession it had experienced.

Both of these forecasts came true and contributed to investors more sanguine view of the economy and stock market in Japan. However, it was the final change that we talked about that gave the stock market the boost that we hoped for. In the second half of 2005, Prime Minister Koizumi took on the conservative wing of his party that had resisted his attempts at real reform of the system. The issue came to a head over the proposed restructuring of the giant postal system. After an initial defeat, Mr. Koizumi called for general elections and won a convincing victory. Investor's confidence in the continuation of the much needed reform resulted in a strong market in the second half of the year and the TOPIX Index gained 32.05% in the final six months of 2005. For the full year the index recorded a gain of 25.76%.

The Japan Fund had another solid year of performance. In the final half of the year it gained 35.52%, nearly 3.5% ahead of the TOPIX Index. However, during the first half of the year, when small and medium capitalization stocks were in favor, the Fund underperformed the index due to its concentration in larger companies. For the calendar year the Fund gained 24.20%, slightly below the performance of the TOPIX.

Investors growing confidence in Mr. Koizumi's reform bodes well for the Japanese market. As a result, foreign investors have moved heavily into the market. We continue to believe that the outlook may be quite good.



                                                        The Japan Fund, Inc. | 1

Letter from the Chairman and President (concluded)
--------------------------------------------------------------------------------

The focus of your manager will continue to be on individual companies that can benefit from the changes taking place. Your manager remains confident in his ability to identify attractive opportunities for investment. While all markets will continue to be impacted by the uncertainties of the current global situation, well managed companies should continue to prosper.

We appreciate your loyalty to The Japan Fund and thank you for your continuing support.

Sincerely,


/s/ William L. Givens               /s/ John F. McNamara, CFA

William L. Givens                   John F. McNamara, CFA
Chairman                            President
The Japan Fund, Inc.                The Japan Fund, Inc.

MUTUAL FUNDS INVOLVE RISK, INCLUDING LOSS OF PRINCIPAL. IN ADDITION TO THE NORMAL RISKS ASSOCIATED WITH EQUITY INVESTING, INTERNATIONAL INVESTING MAY INVOLVE RISK OF CAPITAL LOSS FROM UNFAVORABLE FLUCTUATIONS IN CURRENCY VALUES, FROM DIFFERENCES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES OR FROM ECONOMIC OR POLITICAL INSTABILITY IN OTHER NATIONS. SECURITIES FOCUSING ON A SINGLE COUNTRY MAY BE SUBJECT TO HIGHER VOLATILITY.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE PERIOD ENDING 12/31/05, THE JAPAN FUND RETURNED 24.20% FOR ONE YEAR; 30.03% FOR THREE YEARS; 5.96% FOR FIVE YEARS AND 7.31% FOR TEN YEARS. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US ONLINE AT WWW.THEJAPANFUND.COM.



2  |  The Japan Fund, Inc.

Performance Summary                                            DECEMBER 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

                                              1 YEAR    3 YEAR   5 YEAR  10 YEAR
--------------------------------------------------------------------------------
The Japan Fund, Inc. -- Class S               24.20%    30.03%    5.96%    7.31%
--------------------------------------------------------------------------------
TOPIX                                         25.76%    26.62%    5.50%    0.07%


--------------------------------------------------------------------------------
  NET ASSET VALUE
--------------------------------------------------------------------------------

                                                                       CLASS S
--------------------------------------------------------------------------------
12/31/05                                                               $13.24
--------------------------------------------------------------------------------
12/31/04                                                               $10.66


--------------------------------------------------------------------------------
  CLASS S LIPPER RANKINGS -- JAPANESE EQUITY FUNDS CATEGORY
--------------------------------------------------------------------------------

                                                        NUMBER OF
                                                          FUNDS       PERCENTILE
PERIOD                                   RANK            TRACKED       RANKING
--------------------------------------------------------------------------------
1-Year                                    32        of     41            78
--------------------------------------------------------------------------------
3-Year                                    10        of     37            27
--------------------------------------------------------------------------------
5-Year                                    10        of     32            31
--------------------------------------------------------------------------------
10-Year                                    2        of     10            20
--------------------------------------------------------------------------------

RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS.
Source: Lipper, Inc.

*Prior to October 7, 2002, the Fund was advised by a different investment advisor and operated under certain different investment strategies. Accordingly, the Fund's historical performance may not represent its current investment strategies.




                                                      The Japan Fund, Inc.  |  3

Performance Summary (concluded)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  GROWTH OF AN ASSUMED $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line Graph Omitted] Plot points are as follows:

        THE JAPAN FUND, INC. -- CLASS S            TOPIX+
12/95                $10,000                    $10,000
12/96                  8,908                      8,378
12/97                  7,625                      6,012
12/98                  9,481                      6,353
12/99                 20,847                     11,452
12/00                 15,160                      7,704
12/01                 10,062                      5,444
12/02                  9,212                      4,961
12/03                 14,564                      6,878
12/04                 16,304                      8,008
12/05                 20,249                     10,071

--------------------------------------------------------------------------------
COMPARATIVE RESULTS

THE JAPAN FUND, INC.                     1-YEAR    3-YEAR     5-YEAR   10-YEAR
-------------------------------------------------------------------------------
Class S  Average annual
         total return                    24.20%    30.03%      5.96%     7.31%
-------------------------------------------------------------------------------
TOPIX+   Average annual
         total return                    25.76%    26.62%      5.50%     0.07%

THE GROWTH OF $10,000 IS CUMULATIVE.
+ THE TOKYO STOCK EXCHANGE PRICE INDEX (TOPIX) IS AN UNMANAGED CAPITALIZATION-WEIGHTED MEASURE (ADJUSTED IN U.S. DOLLARS) OF ALL SHARES LISTED ON THE FIRST SECTION OF THE TOKYO STOCK EXCHANGE. TOPIX RETURNS ASSUME DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAX AND, UNLIKE THE FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO INVEST DIRECTLY INTO AN INDEX.

SHAREHOLDERS REDEEMING SHARES HELD LESS THAN SIX MONTHS WILL HAVE A LOWER TOTAL RETURN DUE TO THE EFFECT OF THE 2% REDEMPTION FEE.

ALL PERFORMANCE IS HISTORICAL, ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS AND IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INVESTMENTS IN FUNDS INVOLVE RISK. SOME FUNDS HAVE MORE RISK THAN OTHERS. THESE INCLUDE FUNDS THAT ALLOW EXPOSURE TO OR OTHERWISE CONCENTRATE INVESTMENTS IN CERTAIN SECTORS, GEOGRAPHIC REGIONS, SECURITY TYPES, MARKET CAPITALIZATION OR FOREIGN SECURITIES (E.G., POLITICAL OR ECONOMIC INSTABILITY, WHICH CAN BE ACCENTUATED IN EMERGING MARKET COUNTRIES). PLEASE READ THIS FUND'S PROSPECTUS FOR SPECIFIC DETAILS REGARDING ITS INVESTMENTS AND RISK PROFILE.

PLEASE CALL (800) 535-2726 OR VISIT US ONLINE AT WWW.THEJAPANFUND.COM FOR THE FUND'S MOST UP-TO-DATE PERFORMANCE.


4  |  The Japan Fund, Inc.

Management's Discussion of Fund Performance
--------------------------------------------------------------------------------


COMMENTS FROM JAY TALBOT, PORTFOLIO MANAGER OF THE JAPAN FUND, INC.

MARKET REVIEW

In 2005, the Japanese stock market surged to its highest level since May 2000, recording a third consecutive annual gain in the process. The Tokyo Stock Exchange First Section (TOPIX) returned 25.76% (in U.S. dollar terms), far exceeding the returns of other developed markets. Annual trading value climbed to a record high on the First and Second Sections of the Tokyo Stock Exchange, as well as on the three new markets (OSE-H, JASDAQ and Mothers). The market capitalization of the TOPIX surpassed (Y)500 trillion for the first time in 15 years. Overseas investors, spurred by improving macroeconomic fundamentals, Prime Minister Koizumi's dramatic election victory and sustained earnings growth, bought a record amount of Japanese equities in 2005, eclipsing the previous high of (Y)9.1 trillion in 1999. Medium-sized and smaller companies outperformed large caps, as evidenced by the 50.34% dollar-based return of the Tokyo Stock Exchange Second Section (TSE2). The TSE2, Hercules and JASDAQ markets all surged to record highs, with foreign inflows exceeding previous highs. The presence of individual investors expanded in 2005, reflecting an increase in online trading. Individuals accounted for almost 80% of all brokered trades in value terms on the TSE2 and JASDAQ markets. Materials-related sectors, including mining, non-ferrous metals and iron/steel, achieved the most substantial gains, reflecting the strong momentum in international commodity prices. Elsewhere, the real estate sector, buoyed by signs of an end to deflation and a nascent recovery in the property market, also ranked among the best performers.

Japan's economy emerged from a slow patch during the second half of 2004 to post annualized growth of +5.7% and +5.0% in the January-March and April-June quarters respectively. Most importantly, domestic demand (private capital expenditure and consumer spending) was the driving force behind the numbers. While annualized growth of +1.0% during the third quarter marked a significant slowdown, this was mainly a result of a sizeable downward revision to private inventory investment. Sustained growth in other key components, including housing, capital expenditure and personal consumption, suggested that domestic demand continued to drive Japan's economic recovery.


                                                        The Japan Fund, Inc. | 5

Management's Discussion of Fund Performance
(concluded)
--------------------------------------------------------------------------------
PERFORMANCE REVIEW

During the 12 months to December 31, 2005, the Fund delivered a strong absolute return of 24.20%, but underperformed the 25.76% return of the Tokyo Stock Exchange First Section. The Fund also underperformed the 33.64% return of the Lipper Japan peer group (all figures quoted in US dollars). Individual holdings in the miscellaneous finance sector ranked among the largest contributors to fund performance. In particular, highly-competitive online brokerage firms that benefited from the buoyant market conditions achieved significant gains. Top-ten holdings Tokyo Seimitsu Co. Ltd. and Nidec Corp. also enjoyed strong gains during the latter half of the year, particularly during the fourth quarter. Indications of firm orders for Tokyo Seimitsu's new products (polish grinders for flash memory) drove its share price, while rising demand for compact HDD motors, particularly from manufacturers of portable music players, spurred a significant improvement in Nidec's second-quarter results. In the information/communications sector, the Fund's lack of exposure to weak-performing telecommunications stocks paid off. Conversely, holdings in fast-growing internet-based services companies achieved substantial gains.

On the down side, unrewarding stock selection in the securities and services sectors accounted for much of the discrepancy between the return of the Fund and that of its benchmark. Underweight positions in the real estate and steel products industries, both of which exceeded the return of the Tokyo Stock Exchange First Section, also held back the performance of the fund relative to its benchmark.

THE VIEWS EXPRESSED IN THIS STATEMENT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR"), THE FUND'S ADVISOR, OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FMR DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FOR COMPLETE FUND HOLDINGS, PLEASE SEE THE SCHEDULE OF INVESTMENTS SECTION OF THE FUND'S ANNUAL REPORT.

IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. ALL INDICES REPRESENTED ARE UNMANAGED. ALL INDICES INCLUDE REINVESTMENT OF DIVIDENDS AND INTEREST INCOME UNLESS OTHERWISE NOTED.



6  |  The Japan Fund, Inc.

Portfolio Summary
(Unaudited)                                                    DECEMBER 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 ASSET ALLOCATION (Includes collateral for securities on loan) 12/31/05 12/31/04
--------------------------------------------------------------------------------

Equity Holdings                                                  87%       86%
Cash Equivalent                                                  13%       14%
--------------------------------------------------------------------------------
                                                                100%      100%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 SECTOR DIVERSIFICATION (Excludes Cash Equivalents)            12/31/05 12/31/04
--------------------------------------------------------------------------------

Manufacturing                                                    23%       20%
Financial                                                        22%       21%
Technology                                                       17%        5%
Consumer Discretionary                                            8%        9%
Service Industries                                                7%       10%
Metal                                                             5%        3%
Durables                                                          5%       11%
Health                                                            4%        4%
Construction                                                      2%        3%
Media                                                             2%        1%
Transportation                                                    2%        3%
Energy                                                            2%        1%
Consumer Staples                                                  1%        9%
--------------------------------------------------------------------------------
                                                                100%      100%
--------------------------------------------------------------------------------

ASSET ALLOCATION AND SECTOR DIVERSIFICATION ARE SUBJECT TO CHANGE.

PERCENTAGES ARE BASED ON TOTAL INVESTMENTS, EXCLUDING SECURITIES LENDING.




                                                        The Japan Fund, Inc. | 7

Top Ten Holdings                                               DECEMBER 31, 2005
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  TEN LARGEST EQUITY HOLDINGS AT DECEMBER 31, 2005 (29.6% of Portfolio)
--------------------------------------------------------------------------------

 1. SUMITOMO MITSUI FINANCIAL GROUP, INC.                               4.1%
    Financial services provider
--------------------------------------------------------------------------------
 2. NIDEC CORP.                                                         3.8%
    Electronics manufacturer
--------------------------------------------------------------------------------
 3. TOYOTA MOTOR CORP.                                                  3.5%
    Diversified automotive products manufacturer
--------------------------------------------------------------------------------
 4. YOKOGAWA ELECTRIC CORP.                                             3.4%
    Diversified electronics manufacturer
--------------------------------------------------------------------------------
 5. JAFCO CO. LTD.                                                      2.9%
    Venture capital investment business
--------------------------------------------------------------------------------
 6. SBI HOLDINGS, INC.                                                  2.7%
    Venture capital firm investing mainly in domestic companies
--------------------------------------------------------------------------------
 7. TOKYO SEIMITSU CO. LTD.                                             2.4%
    Electronics manufacturer
--------------------------------------------------------------------------------
 8. FURUKAWA ELECTRIC CO. LTD.                                          2.3%
    Producer of power & equipment for its transmission,
    for semiconductors, construction materials, and
    optical communications
--------------------------------------------------------------------------------
 9. MIZUHO FINANCIAL GROUP, INC.                                        2.3%
    Financial services provider
--------------------------------------------------------------------------------
10. FAST RETAILING CO. LTD.                                             2.2%
    Apparel and consumer services provider
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PERCENTAGES ARE BASED ON TOTAL INVESTMENTS, EXCLUDING SECURITIES LENDING.

FOR MORE COMPLETE DETAILS ABOUT THE FUND'S INVESTMENT PORTFOLIO, SEE PAGE 9. A QUARTERLY FUND SUMMARY AND PORTFOLIO HOLDINGS ARE AVAILABLE UPON REQUEST.

8  |  The Japan Fund, Inc.

Schedule of Investments                                  AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                         SHARES      VALUE ($)
--------------------------------------------------------------------------------
 COMMON STOCK 98.8%
--------------------------------------------------------------------------------

CONSTRUCTION 2.2%
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION - MISCELLANEOUS 0.8%
Nishimatsu Construction Co. Ltd. (A)                    263,000      1,080,027
Obayashi Corp.                                          160,000      1,179,705
Shimizu Corp.                                           278,000      2,045,020
--------------------------------------------------------------------------------
                                                                     4,304,752
--------------------------------------------------------------------------------
BUILDING PRODUCTS 1.4%
Kuraray Co. Ltd.                                        198,000      2,052,910
Nippon Steel Corp.                                      543,000      1,935,008
Toray Industries, Inc.                                  390,000      3,183,268
--------------------------------------------------------------------------------
                                                                     7,171,186
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY 7.9%
--------------------------------------------------------------------------------
DEPARTMENT & CHAIN STORES 3.6%
Fast Retailing Co. Ltd. (A)                             119,400     11,680,655
Isetan Co. Ltd. (A)                                     269,600      5,752,961
Marui Co. Ltd.                                           74,400      1,461,361
--------------------------------------------------------------------------------
                                                                    18,894,977
--------------------------------------------------------------------------------
RECREATIONAL PRODUCTS 1.0%
Aeon Fantasy Co. Ltd.*                                      800         29,119
Konami Corp.                                            118,000      2,598,083
Nintendo Co. Ltd.                                        20,500      2,478,576
--------------------------------------------------------------------------------
                                                                     5,105,778
--------------------------------------------------------------------------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                        The Japan Fund, Inc. | 9

Schedule of Investments
(continued)                                              AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                         SHARES      VALUE ($)
--------------------------------------------------------------------------------
RETAIL - MISC/DIVERSIFIED 3.3%
Aeon Co. Ltd.*                                          258,400      6,577,295
BSL Corp.                                               651,900      1,454,690
EDION Corp.                                              69,000      1,498,727
FamilyMart Co. Ltd.                                      53,000      1,794,247
Nissen Co. Ltd.                                          96,100      1,598,949
Ryohin Keikaku Co. Ltd.                                  55,100      4,810,614
--------------------------------------------------------------------------------
                                                                    17,734,522
--------------------------------------------------------------------------------
CONSUMER STAPLES 1.4%
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES 0.3%
Kose Corp.                                               39,400      1,577,872
--------------------------------------------------------------------------------
FOOD & BEVERAGE 0.6%
Hokuto Corp. (A)                                         68,900      1,093,771
Ito En Ltd. (A)                                          33,900      2,030,664
--------------------------------------------------------------------------------
                                                                     3,124,435
--------------------------------------------------------------------------------
TOBACCO 0.5%
Japan Tobacco, Inc.                                         178      2,597,658
--------------------------------------------------------------------------------
DURABLES 4.4%
--------------------------------------------------------------------------------
AUTOMOBILES 4.4%
Aisin Seiki Co. Ltd.                                     71,300      2,619,456
NOK Corp.                                                93,400      2,535,890
Toyota Motor Corp.                                      350,400     18,194,875
--------------------------------------------------------------------------------
                                                                    23,350,221
--------------------------------------------------------------------------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



10  |  The Japan Fund, Inc.

--------------------------------------------------------------------------------

                                                         SHARES      VALUE ($)
--------------------------------------------------------------------------------
ENERGY 1.6%
--------------------------------------------------------------------------------
OIL REFINING & MARKETING 1.6%
Nippon Oil Corp.                                      1,089,000      8,454,395
--------------------------------------------------------------------------------
FINANCIAL 22.3%
--------------------------------------------------------------------------------
BANKS 9.4%
Hiroshima Bank Ltd.                                     182,000      1,176,684
Hokuhoku Financial Group, Inc.*                         321,000      1,500,687
Kanto Tsukuba Bank Ltd.*                                 78,300      1,737,269
Mitsubishi UFJ Financial Group, Inc.*                       238      3,230,952
Mitsui Trust Holdings, Inc.*                            105,000      1,261,497
Mizuho Financial Group, Inc.*                             1,528     12,134,804
Nishi-Nippon City Bank Ltd.*                            316,000      1,887,527
Resona Holdings, Inc.*                                      304      1,225,182
Sumitomo Mitsui Financial Group, Inc.*                    2,002     21,232,819
Sumitomo Trust & Banking Co. Ltd.*                      399,000      4,079,374
--------------------------------------------------------------------------------
                                                                    49,466,795
--------------------------------------------------------------------------------
CONSUMER FINANCE 1.8%
Credit Saison Co. Ltd.*                                 105,200      5,257,322
Lopro Corp.* (A)                                         59,700        319,116
UFJ NICOS Co. Ltd.*                                     308,000      3,883,319
--------------------------------------------------------------------------------
                                                                     9,459,757
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES 0.9%
Asset Managers Co. Ltd.                                     353      2,455,965
OMC Card, Inc.* (A)                                      97,000      2,082,216
--------------------------------------------------------------------------------
                                                                     4,538,181
--------------------------------------------------------------------------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                       The Japan Fund, Inc. | 11

Schedule of Investments
(continued)                                              AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                         SHARES      VALUE ($)
--------------------------------------------------------------------------------
OTHER FINANCIAL COMPANIES 5.9%
Jafco Co. Ltd.                                          167,700     14,982,870
Nikko Cordial Corp.                                     572,000      9,065,807
ORIX Corp.*                                              26,630      6,789,678
--------------------------------------------------------------------------------
                                                                    30,838,355
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE 2.7%
Aioi Insurance Co. Ltd.                                 214,000      1,488,885
Sompo Japan Insurance, Inc.                             356,000      4,817,750
T&D Holdings, Inc.*                                     117,100      7,769,574
--------------------------------------------------------------------------------
                                                                    14,076,209
--------------------------------------------------------------------------------
REAL ESTATE 1.6%
Joint Corp.                                              47,400      1,640,862
Leopalace21 Corp.*                                       54,400      1,975,496
Mitsui Fudosan Co. Ltd.                                 160,000      3,251,315
TOC Co. Ltd.                                            199,000      1,371,017
--------------------------------------------------------------------------------
                                                                     8,238,690
--------------------------------------------------------------------------------
HEALTH 3.8%
--------------------------------------------------------------------------------
MEDICAL PRODUCTS 2.0%
Eisai Co. Ltd.                                           55,300      2,322,544
Terumo Corp.                                            272,300      8,063,185
--------------------------------------------------------------------------------
                                                                    10,385,729
--------------------------------------------------------------------------------
PHARMACEUTICALS 1.8%
Astellas Pharma, Inc.                                   137,100      5,350,925
Chugai Pharmaceutical Co. Ltd.                           93,000      1,996,352
Takeda Pharmaceutical Co. Ltd.                           40,700      2,203,173
--------------------------------------------------------------------------------
                                                                     9,550,450
--------------------------------------------------------------------------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


12  |  The Japan Fund, Inc.

--------------------------------------------------------------------------------

                                                         SHARES      VALUE ($)
--------------------------------------------------------------------------------
MANUFACTURING 22.6%
--------------------------------------------------------------------------------
CHEMICALS 5.6%
Dainippon Ink & Chemicals, Inc.*                        539,000      2,336,917
JSR Corp.                                               434,800     11,436,280
Kansai Paint Co. Ltd.                                   225,000      1,930,044
Nitto Denko Corp.                                       129,100     10,066,426
Shin-Etsu Chemical Co. Ltd.                              73,800      3,926,065
--------------------------------------------------------------------------------
                                                                    29,695,732
--------------------------------------------------------------------------------
ELECTRICAL PRODUCTS 4.7%
Mitsubishi Electric Corp.                               241,000      1,707,407
Nidec Corp.                                             232,300     19,768,954
SMC Corp.                                                24,200      3,459,783
--------------------------------------------------------------------------------
                                                                    24,936,144
--------------------------------------------------------------------------------
INDUSTRIAL SPECIALTY 1.4%
Daikin Industries Ltd.                                  187,300      5,482,649
Kurita Water Industries Ltd.                             94,500      1,800,038
--------------------------------------------------------------------------------
                                                                     7,282,687
--------------------------------------------------------------------------------
MACHINERY - MATERIAL HANDLING 0.2%
Daifuku Co. Ltd.*                                        73,000      1,241,855
--------------------------------------------------------------------------------
MACHINERY/COMPONENTS/CONTROLS 7.7%
Fuji Machine Manufacturing Co. Ltd.                     147,300      2,980,744
Hitachi Construction Machinery Co. Ltd. (A)             108,600      2,533,939
Horiba Ltd.                                              54,000      1,557,781
Keyence Corp.*                                           12,100      3,444,383
Kubota Corp.                                            360,000      3,026,981
Mitsubishi Heavy Industries Ltd.*                     1,846,000      8,144,578


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


The Japan Fund, Inc. | 13

Schedule of Investments
(continued)                                              AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                         SHARES      VALUE ($)
--------------------------------------------------------------------------------
MACHINERY/COMPONENTS/CONTROLS (CONTINUED)
Mori Seiki Co. Ltd.*                                     85,500      1,284,024
Yokogawa Electric Corp. (A)                           1,044,500     17,813,041
--------------------------------------------------------------------------------
                                                                    40,785,471
--------------------------------------------------------------------------------
OFFICE EQUIPMENT/SUPPLIES 0.4%
Canon, Inc.                                              36,000      2,107,585
--------------------------------------------------------------------------------
WIRE & CABLE PRODUCTS 2.6%
Furukawa Electric Co. Ltd.* (A)                       1,560,000     12,203,631
Sumitomo Electric Industries Ltd.                        98,700      1,499,845
--------------------------------------------------------------------------------
                                                                    13,703,476
--------------------------------------------------------------------------------
MEDIA 2.1%
--------------------------------------------------------------------------------
ADVERTISING SERVICES 0.6%
Dentsu, Inc.                                                965      3,144,069
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS 0.7%
Matsushita Electric Industrial Co. Ltd.                 124,000      2,393,518
Victor Company of Japan Ltd. (A)                        263,000      1,541,939
--------------------------------------------------------------------------------
                                                                     3,935,457
--------------------------------------------------------------------------------
BROADCASTING & ENTERTAINMENT 0.8%
Fuji Television Network, Inc.                               944      2,378,822
Usen Corp.                                               66,020      1,842,914
--------------------------------------------------------------------------------
                                                                     4,221,736
--------------------------------------------------------------------------------
METAL 5.2%
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE 5.2%
MISUMI Group, Inc.                                      261,000     11,382,488
Mitsui & Co. Ltd.                                       897,000     11,530,248


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


14  |  The Japan Fund, Inc.

--------------------------------------------------------------------------------

                                                         SHARES      VALUE ($)
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE (CONTINUED)
Sumitomo Corp.                                          342,000      4,425,165
--------------------------------------------------------------------------------
                                                                    27,337,901
--------------------------------------------------------------------------------
SERVICE INDUSTRIES 6.5%
--------------------------------------------------------------------------------
COMPUTERS - INTEGRATED SYSTEMS 2.4%
Fujitsu Ltd.                                            977,000      7,443,968
Livedoor Co. Ltd.*                                      578,276      3,606,252
Obic Co. Ltd.                                             7,750      1,708,340
--------------------------------------------------------------------------------
                                                                    12,758,560
--------------------------------------------------------------------------------
MISCELLANEOUS COMMERCIAL SERVICES 1.9%
Mitsubishi Logistics Corp.                              170,000      2,864,585
Mitsui-Soko Co. Ltd.                                    212,000      1,430,002
Sumitomo Forestry Co. Ltd.                              312,000      3,123,706
Sumitomo Warehouse Co. Ltd. (A)                         315,000      2,712,752
--------------------------------------------------------------------------------
                                                                    10,131,045
--------------------------------------------------------------------------------
MISCELLANEOUS CONSUMER SERVICES 1.7%
Trend Micro, Inc.*                                       88,500      3,348,973
Yahoo! Japan Corp.                                        3,848      5,844,154
--------------------------------------------------------------------------------
                                                                     9,193,127
--------------------------------------------------------------------------------
SCHOOLS 0.5%
Benesse Corp.                                            72,700      2,547,523
--------------------------------------------------------------------------------
TECHNOLOGY 16.7%
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE 2.8%
Access Co. Ltd.* (A)                                        319      8,201,001
Aplix Corp.*                                                186      2,304,090


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                                       The Japan Fund, Inc. | 15

Schedule of Investments
(concluded)                                              AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------


                                                         SHARES      VALUE ($)
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE (CONTINUED)
NTT Data Corp.                                              551      2,744,247
Trans Cosmos, Inc. (A)                                   22,700      1,758,451
--------------------------------------------------------------------------------
                                                                    15,007,789
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS/DISTRIBUTORS 8.4%
Hamamatsu Photonics                                      38,800      1,139,046
Hoya Corp.                                              211,500      7,608,688
Ibiden Co. Ltd.                                          20,000      1,072,459
Murata Manufacturing Co. Ltd.                            34,100      2,187,307
NEC Corp.                                               750,000      4,670,796
NEC Tokin Corp.                                         332,000      2,259,155
Nippon Electric Glass Co. Ltd.                          321,000      7,013,194
Sumco Corp.*                                             35,600      1,869,710
Tokyo Seimitsu Co. Ltd. (A)                             212,600     12,410,385
Toshiba Corp.                                           665,000      3,972,170
--------------------------------------------------------------------------------
                                                                    44,202,910
--------------------------------------------------------------------------------
INTERNET INCUBATORS 3.8%
SBI Holdings, Inc. (A)                                   21,031     14,239,554
Softbank Corp. (A)                                      140,100      5,919,718
--------------------------------------------------------------------------------
                                                                    20,159,272
--------------------------------------------------------------------------------
TELECOM SERVICES 1.7%
Hikari Tsushin, Inc.* (A)                                92,500      8,711,607
--------------------------------------------------------------------------------
TRANSPORTATION 2.1%
--------------------------------------------------------------------------------
MARINE 0.6%
Iino Kaiun Kaisha Ltd.                                  179,800      1,514,860
Kawasaki Kisen Kaisha Ltd.* (A)                         233,000      1,462,922
--------------------------------------------------------------------------------
                                                                     2,977,782
--------------------------------------------------------------------------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


16  |  The Japan Fund, Inc.

--------------------------------------------------------------------------------

                                                         SHARES      VALUE ($)
--------------------------------------------------------------------------------
RAILROADS 1.5%
East Japan Railway Co.                                      508      3,495,571
Tokyu Corp.                                             586,000      4,146,649
--------------------------------------------------------------------------------
                                                                     7,642,220
--------------------------------------------------------------------------------
TOTAL COMMON STOCK (Cost $349,638,983)                             520,593,910
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CASH EQUIVALENT 14.5%
--------------------------------------------------------------------------------
Brown Brothers Investment Trust --
   Securities Lending Investment Fund (B)
   (Cost $76,219,436)                                76,219,436     76,219,436
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                     AMOUNT ($)
--------------------------------------------------------------------------------
  TIME DEPOSIT 0.0%
--------------------------------------------------------------------------------
Brown Brothers Harriman & Co.*
   (Cost $1,778)                                          1,778          1,778
--------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO - 113.3%
   (Cost $425,860,197)                                             596,815,124
--------------------------------------------------------------------------------

PERCENTAGES ARE BASED ON NET ASSETS OF $526,644,545.
* NON-INCOME PRODUCING SECURITY.
(A) THIS SECURITY OR PARTIAL POSITION OF THIS SECURITY WAS ON LOAN AT DECEMBER 31, 2005 (SEE NOTE G). THE TOTAL VALUE OF SECURITIES ON LOAN WAS $69,842,384.
(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING AT DECEMBER 31, 2005 (SEE NOTE G).


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                                       The Japan Fund, Inc. | 17

Statement of Assets and Liabilities
--------------------------------------------------------------------------------


  As of December 31, 2005
--------------------------------------------------------------------------------

ASSETS

--------------------------------------------------------------------------------
Investments in securities, at value (cost $425,860,197)           $596,815,124
--------------------------------------------------------------------------------
Foreign currency, at value (cost $4,800,791)                         4,825,511
--------------------------------------------------------------------------------
Receivable for investment securities sold                            3,703,294
--------------------------------------------------------------------------------
Receivable for Fund shares sold                                      1,327,967
--------------------------------------------------------------------------------
Dividends receivable                                                    37,893
--------------------------------------------------------------------------------
Prepaid expenses                                                        33,241
--------------------------------------------------------------------------------
Total Assets                                                       606,743,030
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable upon return of securities loaned                            76,219,436
--------------------------------------------------------------------------------
Payable for investments purchased                                    2,228,568
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                       474,382
--------------------------------------------------------------------------------
Accrued investment advisory fee                                        237,391
--------------------------------------------------------------------------------
Accrued distribution fee                                                25,000
--------------------------------------------------------------------------------
Accrued office of the president fee                                     91,345
--------------------------------------------------------------------------------
Accrued directors' fees                                                145,007
--------------------------------------------------------------------------------
Accrued administration fee                                              61,471
--------------------------------------------------------------------------------
Other accrued expenses and payables                                    615,885
--------------------------------------------------------------------------------
Total Liabilities                                                   80,098,485
--------------------------------------------------------------------------------
NET ASSETS                                                        $526,644,545
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Paid-in-capital                                                   $479,844,743
--------------------------------------------------------------------------------
Accumulated net investment loss                                     (7,398,971)
--------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency related translations                             (116,780,261)
--------------------------------------------------------------------------------
Net unrealized appreciation on:
   Investments                                                     170,954,927
--------------------------------------------------------------------------------
   Foreign currency related transactions                                24,107
--------------------------------------------------------------------------------
NET ASSETS                                                        $526,644,545
--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
CLASS S
--------------------------------------------------------------------------------
NET ASSET VALUE, offering and redemption price per share
($526,644,545 / 39,762,212 shares of capital stock outstanding,
$.33 1/3 par value, 500,000,000 shares authorized) (a)                  $13.24
--------------------------------------------------------------------------------
(a) Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.


    The accompanying notes are an integral part of the financial statements.


18  |  The Japan Fund, Inc.

Statement of Operations
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  For the year ended December 31, 2005
--------------------------------------------------------------------------------
Investment Income:
Dividends (net of foreign taxes withheld of $259,620)             $  3,432,934
--------------------------------------------------------------------------------
Income from securities lending                                         372,014
--------------------------------------------------------------------------------
Total investment income                                              3,804,948
--------------------------------------------------------------------------------
Expenses:
Investment advisory fee                                              2,382,060
--------------------------------------------------------------------------------
Shareholder servicing fee                                              671,011
--------------------------------------------------------------------------------
Administration fee                                                     619,815
--------------------------------------------------------------------------------
Directors' fee and expenses                                            433,409
--------------------------------------------------------------------------------
Distribution fee                                                       143,085
--------------------------------------------------------------------------------
Office of the president expense                                        257,525
--------------------------------------------------------------------------------
Transfer agent fee                                                     967,116
--------------------------------------------------------------------------------
Professional fee                                                       761,753
--------------------------------------------------------------------------------
Custodian                                                              316,236
--------------------------------------------------------------------------------
Reports to shareholders                                                161,240
--------------------------------------------------------------------------------
Registration fee                                                        22,321
--------------------------------------------------------------------------------
Other expenses                                                         173,847
--------------------------------------------------------------------------------
Total expenses, before expense reductions                            6,909,418
--------------------------------------------------------------------------------
Expense reductions:
Shareholder servicing fee waiver                                      (268,403)
--------------------------------------------------------------------------------
Total expenses, after reductions                                     6,641,015
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (2,836,067)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
   FOREIGN CURRENCY RELATED TRANSLATIONS
--------------------------------------------------------------------------------
Net realized gain (loss) from:
   Investments                                                      55,894,056
--------------------------------------------------------------------------------
   Foreign currency related transactions                            (1,034,716)
--------------------------------------------------------------------------------
                                                                    54,859,340
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
   Investments                                                      47,107,513
--------------------------------------------------------------------------------
   Foreign currency related translations                              (300,354)
--------------------------------------------------------------------------------
                                                                    46,807,159
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
   FOREIGN CURRENCY RELATED TRANSLATIONS                           101,666,499
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 98,830,432
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                                                       The Japan Fund, Inc. | 19

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  For the years ended December 31,
--------------------------------------------------------------------------------

                                                      2005            2004
--------------------------------------------------------------------------------
Operations:
Net investment loss                              $  (2,836,067)   $  (2,612,918)
--------------------------------------------------------------------------------
Net realized gain on investments
   and foreign currency related transactions        54,859,340       43,476,366
--------------------------------------------------------------------------------
Net unrealized appreciation on investments
   and foreign currency related translations
   during the year                                  46,807,159        4,189,832
--------------------------------------------------------------------------------
Net increase in net assets resulting
   from operations                                  98,830,432       45,053,280
--------------------------------------------------------------------------------
Dividends:
Net investment income                                       --         (790,429)
--------------------------------------------------------------------------------
Fund share transactions (see Note H):
Proceeds from shares sold                           69,866,217       89,680,206
--------------------------------------------------------------------------------
Reinvestment of cash dividends                              --          694,994
--------------------------------------------------------------------------------
Cost of shares redeemed                            (87,579,287)     (89,731,929)
--------------------------------------------------------------------------------
Redemption fees                                         80,994          612,711
--------------------------------------------------------------------------------
Net increase (decrease) in assets from
   Fund share transactions                         (17,632,076)       1,255,982
--------------------------------------------------------------------------------
Increase in net assets                              81,198,356       45,518,833
--------------------------------------------------------------------------------
Net assets at beginning of year                    445,446,189      399,927,356
--------------------------------------------------------------------------------
Net assets at end of year
   (including accumulated net investment loss/
   distributions in excess of net investment
   income) of $(7,398,971) at December 31, 2005
   and $(4,932,598) at December 31, 2004)         $526,644,545     $445,446,189
--------------------------------------------------------------------------------
Amounts designated as "--" are $0 or round to $0.

    The accompanying notes are an integral part of the financial statements.


20  |  The Japan Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------
The table below sets forth Financial data for a share of the Fund outstanding throughout each year presented.

Class S
----------------------------------------------------------------------------------------
  Years Ended December 31,                     2005     2004     2003    2002     2001
----------------------------------------------------------------------------------------
Selected Per Share Data
----------------------------------------------------------------------------------------
Net asset value, beginning of year            $10.66   $ 9.54   $ 6.07  $ 6.63   $ 9.98
----------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss(a)                       (0.07)   (0.06)   (0.06)  (0.06)   (0.05)
----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
     on investment and foreign currency
     transactions                               2.65     1.19     3.57   (0.51)   (3.31)
----------------------------------------------------------------------------------------
Redemption fees                                   --(c)  0.01     0.02    0.01     0.01
----------------------------------------------------------------------------------------
  Total income (loss) from investment
     operations                                 2.58     1.14     3.53   (0.56)   (3.35)
----------------------------------------------------------------------------------------
Less dividends and distributions from:
  Net investment income                           --    (0.02)   (0.06)     --       --
----------------------------------------------------------------------------------------
Net asset value, end of year                  $13.24   $10.66   $ 9.54  $ 6.07   $ 6.63
----------------------------------------------------------------------------------------
Total return (%)(b)                            24.20    11.95    58.10   (8.45)  (33.57)
----------------------------------------------------------------------------------------
  Ratios to Average Net Assets and
     Supplemental Data
----------------------------------------------------------------------------------------
Net assets, end of year ($ millions)             527      445      400     249      323

----------------------------------------------------------------------------------------
Ratio of expenses before expense
  reductions (%)                                1.66     1.49     1.66    1.58     1.33

----------------------------------------------------------------------------------------
Ratio of expenses after expense
  reductions (%)                                1.59     1.39     1.56    1.57     1.33

----------------------------------------------------------------------------------------
Ratio of net investment loss (%)               (0.68)   (0.62)   (0.82)  (0.90)   (0.65)

----------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       90       70       80     113       70

----------------------------------------------------------------------------------------

Amounts designated as "--" are $0 or round to $0.
(a) Based on average shares outstanding during the year.
(b) Effective as of March 16, 2001, shareholders redeeming shares held less than six months will have a lower total return due to the effect of the 2% redemption fee.
(c) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.


                                                       The Japan Fund, Inc. | 21

Notes to Financial Statements

--------------------------------------------------------------------------------

A. ORGANIZATION

The Japan Fund, Inc. (the "Fund") is incorporated under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.

B. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The preparation of these statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Directors (the "Board" or each independently a "Director"). The Fund employs a valuation policy that monitors for significant events in foreign markets using various benchmarks and techniques in order to apply fair valuation procedures under the direction of the Board.

22  |  The Japan Fund, Inc.

--------------------------------------------------------------------------------


FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at year end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts as hedges against either specific transactions, Fund positions or anticipated Fund positions. The aggregate principal amounts of the contracts are not recorded as the Fund does not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal tax purposes. As of December 31, 2005, there were no forward foreign currency contracts outstanding.

DIVIDENDS AND DISTRIBUTIONS OF INCOME AND GAINS. Net investment income, if any, will be distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its Federal income tax return.

                                                       The Japan Fund, Inc. | 23

--------------------------------------------------------------------------------


SECURITY TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

REDEMPTION FEES. Upon redemption or exchange of Class S Shares held less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the statement of changes in net assets.

COMMISSION RECAPTURE. The Fund may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Fund. Commission recapture arrangements are accounted for as realized gains of the Fund. Under these arrangements, the Fund received cash in the amount of $36,974 for the year ended December 31, 2005.

C. PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $376,311,840 and $402,281,884, respectively.

D. INVESTMENT ADVISOR, ADMINISTRATOR AND OTHER RELATED PARTIES

INVESTMENT ADVISOR. Fidelity Management & Research Company ("FMR") acts as the investment advisor (the "Advisor") to the Fund pursuant to an Investment Advisory Agreement (the "Agreement") that was approved by the Fund's shareholders on August 27, 2002 and became effective on October 7, 2002. Pursuant to the Agreement, FMR is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of 0.60% of the Fund's average daily net assets not exceeding $200 million; 0.55% of the Fund's average daily net assets in excess of $200 million through $400 million; and 0.50% of the Fund's average daily net assets in excess of $400 million.

Under the terms of the Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor

24  |  The Japan Fund, Inc.

--------------------------------------------------------------------------------


determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

INVESTMENT SUB-ADVISORS. FMR has entered into sub-advisory agreements that were approved by the Fund's shareholders on August 27, 2002 and became effective on October 7, 2002. The Following FMR affiliates assist FMR with investments:
Fidelity Investments Japan Limited ("FIJ"), Fidelity Management & Research (U.K.), Inc. ("FMR U.K."), Fidelity Management & Research ("Far East"), Inc. ("FMR Far East"), Fidelity International Investment Advisors ("FIIA"), Fidelity International Investment Advisors (U.K.) Limited ("FIIA(U.K.)L") and FMR Co., Inc. ("FMRC").

FMR compensates FMRC, FMR U.K., FMR Far East and FIIA, out of the advisory fees it receives from the Fund. FIIA in turn pays FIIA(U.K.)L. FIIA or FMR Far East in turn pays FIJ for providing sub-advisory services.

ADMINISTRATION AGREEMENT. SEI Investments Global Funds Services, ("SEI Investments"), acts as the administrator to the Fund pursuant to an Administration Agreement that was approved by the Fund's shareholders on August 27, 2002 and became effective on October 7, 2002. For its services, SEI Investments is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets not exceeding $400 million; 0.125% of the average daily net assets in excess of $400 million but not exceeding $750 million; and 0.10% of the average daily net assets in excess of $750 million, subject to a minimum annual fee.

PRESIDENT. The Board has hired a President, effective September 1, 2002, who oversees the management, administration, marketing and distribution of the Fund. For his services, the President receives an annual salary of $150,000, a minimum annual performance-related bonus of $50,000, and reimbursement for rent and other Fund related expenses.

OTHER SERVICE PROVIDERS. Citigroup Fund Services, LLC (formerly known as Forum Shareholder Services, LLC), serves as the transfer and dividend-paying agent to the Fund. From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund.

The Fund adopted a Shareholder Servicing Plan pursuant to which SEI Investments Distribution Co. ("SIDCo") has agreed to provide shareholder services pursuant to a

                                                       The Japan Fund, Inc. | 25

--------------------------------------------------------------------------------


Shareholder Servicing Agreement. For its services, SIDCo receives a fee, which is computed daily and paid monthly, at an annual rate of up to 0.25% of the Fund's average daily net assets. SIDCo has voluntarily agreed to waive 0.10%, and such waiver may be terminated at any time at SIDCo's sole discretion. This agreement was terminated on September 1, 2005. The Fund adopted a 12b-1 Plan on September 1, 2005 in which SIDCo has agreed to provide distribution services. For its services, SIDCo receives a fee, which is computed daily and paid monthly, at an annual rate of up to 0.25% of the Fund's average daily net assets. The Board and the Distributor have agreed to contractually limit the fee to 0.15% of the Fund's average daily net assets until September 1, 2006.

DIRECTORS' AND OFFICERS' FEES AND EXPENSES. The Fund pays each independent Director retainer fees plus specified amounts for attendance at Board and Committee meetings.

Officers of the Fund who were also officers of the Administrator, Advisor and/or Distributor during their Fund terms of office received no compensation from the Fund.

E. FEDERAL TAX INFORMATION

It is the Fund's intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

Under the United States -- Japan Tax Treaty (the "Treaty"), as presently in effect, the government of Japan imposes a non-recoverable withholding tax of 7% on dividends earned by the Fund from Japanese issuers. Under the Treaty, there is no Japanese withholding tax on realized capital gains.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. As of

26  |  The Japan Fund, Inc.

--------------------------------------------------------------------------------


December 31, 2005, the Fund recorded the following reclassifications primarily due to foreign exchange losses and passive foreign investment company gains to increase (decrease) the accounts listed below:

                         UNDISTRIBUTED          ACCUMULATED
                        NET INVESTMENT         NET REALIZED
                         INCOME (LOSS)          GAIN (LOSS)
                        --------------         ------------
                            $369,694             $(369,694)

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

                                               DISTRIBUTIONS
                           ORDINARY          IN EXCESS OF NET
                            INCOME           INVESTMENT INCOME          TOTAL
                          ----------       --------------------       ---------
       2005                $     --                $ --               $     --
       2004                $789,589                $840               $790,429

The distribution in 2004 related to undistributed income at December 31, 2003 that must be distributed pursuant to Section 855 of the Internal Revenue Code. The distribution from ordinary income in 2004 is a result of book and tax timing differences related to the mark to market of passive foreign investment companies.

The mark to market on passive foreign investment companies is treated as ordinary income for tax purposes.

As of December 31, 2005, the components of Distributable Earnings were as follows:

Undistributed ordinary income ..................................  $   4,743,937
Post October losses ............................................       (369,840)
Capital loss carryforwards .....................................   (115,114,941)
Net unrealized appreciation ....................................    157,540,646
                                                                  -------------
Total ..........................................................  $  46,799,802
                                                                  =============

The following summarizes the capital loss carryforwards as of December 31, 2005. These capital loss carryforwards are available to offset future gains.

         EXPIRING IN FISCAL YEAR                            AMOUNT
         ----------------------                          ------------
                  2010                                   $115,114,941

During the year ended December 31, 2005, the Fund utilized $53,482,139 of capital loss carryforwards to offset capital gains.

                                                       The Japan Fund, Inc. | 27

--------------------------------------------------------------------------------


For Federal income tax purposes, the cost of securities owned at December 31, 2005 and the net realized gains or losses on securities sold for the year then ended were different from the amounts reported for financial reporting purposes primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years, and investments in passive foreign investment companies. The Federal tax cost, aggregate gross unrealized appreciation and depreciation on investments held by the Fund at December 31, 2005 were as follows:

Federal tax cost ................................................  $439,298,585
                                                                   ============
Aggregate gross unrealized appreciation .........................   172,034,401
Aggregate gross unrealized depreciation .........................   (14,517,862)
                                                                   ------------
Net unrealized appreciation .....................................  $157,516,539
                                                                   ============

F. CONCENTRATION OF MARKET RISK

Investing in a foreign country, such as Japan, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in Japan are denominated in a foreign currency, the yen. As a result, changes in the value of the yen compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.


G. SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed 331/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its investment advisor, sub-advisor or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. The value of the collateral is at least equal to the market value of the securities loaned. However, due to market fluctuations, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's

28  |  The Japan Fund, Inc.

--------------------------------------------------------------------------------


lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include repurchase agreements, which are collateralized by United States Treasury and Government Agency securities, and high-quality, short-term instruments, such as floating rates, commercial paper, and private placements with an average weighted maturity not to exceed 60 days and a maturity date not to exceed 397 days.

H. SHARE TRANSACTIONS

The following table summarizes share and dollar activity in the Fund:

                           YEAR ENDED                         YEAR ENDED
                       DECEMBER 31, 2005                   DECEMBER 31, 2004
--------------------------------------------------------------------------------
                      SHARES        DOLLARS             SHARES         DOLLARS
--------------------------------------------------------------------------------
SHARES SOLD
--------------------------------------------------------------------------------
Class S             6,342,065   $ 69,866,217           8,950,455   $ 89,680,206
--------------------------------------------------------------------------------

SHARES REINVESTED
--------------------------------------------------------------------------------
Class S                    --   $         --              72,471   $    694,994
--------------------------------------------------------------------------------

SHARES REDEEMED
--------------------------------------------------------------------------------
Class S            (8,386,106)  $(87,579,287)         (9,145,450)  $(89,731,929)
--------------------------------------------------------------------------------

REDEMPTION FEES
--------------------------------------------------------------------------------
Class S                    --   $     80,994                  --   $    612,711
--------------------------------------------------------------------------------

NET INCREASE (DECREASE)
--------------------------------------------------------------------------------
Class S            (2,044,041)  $(17,632,076)           (122,524)  $  1,255,982
--------------------------------------------------------------------------------

I. COMMITTED LINE OF CREDIT

The Fund has entered into a $5 million revolving credit facility ("Line of Credit") with Brown Brothers Harriman & Company. This Line of Credit may be utilized to meet shareholder redemptions or for other lawful purposes under the 1940 Act. The Fund has agreed to pay an annual commitment fee of 0.10%. Borrowings under this Line of Credit are charged interest at the Federal Funds Rate plus 2.0%. During the year ended December 31, 2005, there were no borrowings on this Line of Credit.

                                                       The Japan Fund, Inc. | 29

Notes to Financial Statements (concluded)
--------------------------------------------------------------------------------

J. COMMITMENTS AND CONTINGENCIES:

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

K. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected Briggs, Bunting & Dougherty, LLP ("Briggs, Bunting") to serve as the Fund's independent registered public accounting firm for the Fund's fiscal year ending December 31, 2005. The decision to select Briggs, Bunting was recommended by the Audit Committee and was approved by the Board on January 26, 2005.

The selection of Briggs, Bunting does not reflect any disagreements with or dissatisfaction by the Fund or the Board with the performance of the Fund's prior auditor. Rather, this change was approved by the Board upon the Audit Committee's recommendation of Briggs, Bunting.

30  |  The Japan Fund, Inc.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of The Japan Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Japan Fund, Inc., including the schedule of investments, as of December 31, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the four years in the period ended December 31, 2004 have been audited by other auditors, whose report dated February 17, 2005 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Japan Fund, Inc. as of December 31, 2005, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

/s/ Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
January 27, 2006
                                                       The Japan Fund, Inc. | 31

Directors and Officers (Unaudited)
--------------------------------------------------------------------------------

Each Director's age is in parentheses after his name. Unless otherwise noted, the address of each Director is c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The term of office for each Director is until the next meeting of stockholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of stockholders, each Director will hold office for an indeterminate period. The following chart lists Directors as of December 31, 2005.

---------------------------------------------------------------------------------------------------------------------------
  INTERESTED DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

                                                                                                    NUMBER OF
NAME, AGE                                                  PRINCIPAL                                PORTFOLIOS IN FUND
AND POSITION(S)                       LENGTH OF            OCCUPATION(S)                            COMPLEX OVERSEEN
HELD WITH THE FUND                    TIME SERVED          DURING PAST 5 YEARS                      BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

YASUO KANZAKI1 (74)
---------------------------------------------------------------------------------------------------------------------------
Director                              since 2001           Special Advisor, Nikko                            1
                                                           Citigroup Limited,
                                                           August 2001 to present;
                                                           Adviser, Nikko Cordial
                                                           Corp., 2001 to present;
                                                           formerly, Chairman
                                                           Emeritus, The Nikko
                                                           Research Center Ltd.
OTHER DIRECTORSHIPS HELD:  NONE
---------------------------------------------------------------------------------------------------------------------------

1 MR. KANZAKI IS CONSIDERED AN "INTERESTED PERSON" BECAUSE OF HIS AFFILIATION WITH A BROKER-DEALER.

32  |  The Japan Fund, Inc.

---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
  NON-INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------------

                                                                                                    NUMBER OF
NAME, AGE                                                  PRINCIPAL                                PORTFOLIOS IN FUND
AND POSITION(S)                       LENGTH OF            OCCUPATION(S)                            COMPLEX OVERSEEN
HELD WITH THE FUND                    TIME SERVED          DURING PAST 5 YEARS                      BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

WILLIAM L. GIVENS (76)
---------------------------------------------------------------------------------------------------------------------------
Director and                          since 1978           President, Twain                                  1
Chairman of the                                            Associates (consulting
Board of Directors                                         firm) since 1978
---------------------------------------------------------------------------------------------------------------------------

J. DOUGLAS AZAR (60)
---------------------------------------------------------------------------------------------------------------------------
Director                              since June           Retired, October 2000                             1
                                         2005              to present; Chief Executive
                                                           Officer, US Retail Financial
                                                           Services, ING (insurance),
                                                           April 2000 to October 2000;
                                                           Senior Executive Japan,
                                                           American International
                                                           Group (insurance),
                                                           September 1996 to
                                                           April 2000; Director
                                                           Meritage, Inc. (machine
                                                           tool distribution)
                                                           February 2004 to
                                                           present
---------------------------------------------------------------------------------------------------------------------------

LYNN S. BIRDSONG (59)
---------------------------------------------------------------------------------------------------------------------------
Director                              since 2003           Self Employed Consultant                          1
                                                           in the asset management
                                                           industry, April 2002
                                                           to present; Partner,
                                                           George Birdsong Co.
                                                           (specialty advertising),
                                                           January 1981 to present;
                                                           Managing Director, Zurich
                                                           Scudder Investment
                                                           (asset management),
                                                           January 1979 to April
                                                           2002; Director, The
                                                           Hartford Funds, May
                                                           2003 to present;
                                                           Director, Berkshire Farm
                                                           for Youth, June 2003
                                                           to present; Director, The
                                                           Atlantic Whitehall Funds,
                                                           resigned 2005.
---------------------------------------------------------------------------------------------------------------------------

                                                       The Japan Fund, Inc. | 33

Directors and Officers (Unaudited) (continued)
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
  NON-INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------------

                                                                                                   NUMBER OF
NAME, AGE                                                  PRINCIPAL                               PORTFOLIOS IN FUND
AND POSITION(S)                       LENGTH OF            OCCUPATION(S)                           COMPLEX OVERSEEN
HELD WITH THE FUND                    TIME SERVED          DURING PAST 5 YEARS                     BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

JAMES A. FIRESTONE (51)
---------------------------------------------------------------------------------------------------------------------------
Director                              since July           President, Xerox North                            1
                                        2005               America and Senior
                                                           Vice President of Xerox
                                                           Corporation (printing
                                                           and imaging), October
                                                           2004 to present; President
                                                           Corporate Operations and
                                                           Senior Vice President of
                                                           Xerox Corporation, 2002
                                                           to 2004; Senior Vice
                                                           President Marketing and
                                                           Strategy, 2000 to 2002.
                                                           Director of Fuji Xerox Co.
                                                           Ltd., October 2002 to 2004.
---------------------------------------------------------------------------------------------------------------------------

SHINJI FUKUKAWA (73)
---------------------------------------------------------------------------------------------------------------------------
Director                              since 2001           Chairman, Tepia, the Machine                      1
                                                           Industry Memorial Foundation,
                                                           December 2005 to present;
                                                           Executive Advisor, Dentsu Inc.
                                                           (advertisement), July 2002 to
                                                           present; Senior Advisor, Global
                                                           Industrial and Social Progress
                                                           Research Institute (think tank),
                                                           December 1988 to present; Chief
                                                           Executive Officer, Dentsu
                                                           Institute for Human Studies
                                                           (think tank) from November 1994
                                                           to June 2002.
---------------------------------------------------------------------------------------------------------------------------

TAKESHI ISAYAMA (62)
---------------------------------------------------------------------------------------------------------------------------
Director                            since January          Vice Chairman, Nissan                             1
                                       2005                Motor Co., September
                                                           2001 to present; Director,
                                                           Terumo Corp., June 2005 to
                                                           present; Visiting Scholar,
                                                           Asia Pacific Research
                                                           Center, Stanford University,
                                                           September 2000 to 2001; Adviser,
                                                           Mitsui Marine & Fire Insurance
                                                           Co., Ltd., October 1999 to
                                                           August 2001.
---------------------------------------------------------------------------------------------------------------------------


34  |  The Japan Fund, Inc.

---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
  NON-INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------------

                                                                                                   NUMBER OF
NAME, AGE                                                  PRINCIPAL                               PORTFOLIOS IN FUND
AND POSITION(S)                       LENGTH OF            OCCUPATION(S)                           COMPLEX OVERSEEN
HELD WITH THE FUND                    TIME SERVED          DURING PAST 5 YEARS                     BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

YOSHIHIKO MIYAUCHI (70)
---------------------------------------------------------------------------------------------------------------------------
Director                              since 1996           Chairman and Chief                                1
                                                           Executive Officer, ORIX
                                                           Corporation (financial
                                                           services), 2000 to present;
                                                           Representative Director,
                                                           ORIX Baseball Club Co.,
                                                           Ltd., November 1988 to
                                                           present; Director, Nippon
                                                           Venture Capital Co., Ltd.,
                                                           February 1996 to present;
                                                           Director, Fuji Xerox Co.,
                                                           Ltd., March 1999 to
                                                           present; Director, Aozora
                                                           Bank, Ltd., September
                                                           2000 to present; Director,
                                                           Yasuda and Pama Limited,
                                                           February 2001 to present;
                                                           Director, ORIX America,
                                                           Inc., September 1972 to
                                                           present; Director, ORIX
                                                           Commercial Alliance
                                                           Corporation, August 1968 to
                                                           present; Director, ORIX
                                                           Financial Services, Inc.,
                                                           August 1963 to present;
                                                           Director, ORIX USA
                                                           Corporation, August 1981 to
                                                           present; Director, ORIX
                                                           Capital Markets, LLC., April
                                                           1997 to present; Director,
                                                           ORIX Hawaii, Inc.,
                                                           April 1989 to present;
                                                           Director, Showa Shell
                                                           Sekiya K.K., March 2003
                                                           to present; Director, Sony
                                                           Corporation, June 2003 to
                                                           present; Director, DAIKYO
                                                           Incorporated, March 2005
                                                           to present; Director, Sojitz
                                                           Corporation, June 2005 to
                                                           present.

                                                       The Japan Fund, Inc. | 35

Directors and Officers (Unaudited) (continued)

---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
  NON-INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------------

                                                                                                   NUMBER OF
NAME, AGE                                                  PRINCIPAL                               PORTFOLIOS IN FUND
AND POSITION(S)                       LENGTH OF            OCCUPATION(S)                           COMPLEX OVERSEEN
HELD WITH THE FUND                    TIME SERVED          DURING PAST 5 YEARS                     BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

OSAMU NAGAYAMA (58)
---------------------------------------------------------------------------------------------------------------------------
Director                              since June           President and CEO,                                1
                                        2005               Chugai Pharmaceutical
                                                           Co., Ltd., September
                                                           1992 to present (as
                                                           President and CEO);
                                                           President, The Japan
                                                           Pharmaceutical
                                                           Manufacturers
                                                           Association, May 1998
                                                           to May 2004.
---------------------------------------------------------------------------------------------------------------------------









36  |  The Japan Fund, Inc.

The following table presents information about each Officer of the Fund. Unless otherwise noted, (i) each Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Officer is c/o SEI Investments, One Freedom Valley Drive, Oaks, PA 19456. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other Officers hold offices in accordance with the By-Laws of the Fund. the following chart lists officers as of December 31, 2005.

---------------------------------------------------------------------------------------------------------------------------
  OFFICERS
---------------------------------------------------------------------------------------------------------------------------

                                                                                                   NUMBER OF
NAME, AGE                                                  PRINCIPAL                               PORTFOLIOS IN FUND
AND POSITION(S)                       LENGTH OF            OCCUPATION(S)                           COMPLEX OVERSEEN
HELD WITH THE FUND                    TIME SERVED          DURING PAST 5 YEARS                     BY OFFICER
---------------------------------------------------------------------------------------------------------------------------

JOHN F. MCNAMARA (64)
---------------------------------------------------------------------------------------------------------------------------
President,                            since 2002           President of the Fund                             1
Co Anti-Money                                              since 2002; Chief
Laundering Officer                                         Executive Officer of Fidelity
& Chief Compliance                                         Management and Trust
Officer                                                    Company, 1998-2001.

OTHER DIRECTORSHIPS HELD:  GREATER BOSTON YMCA; BRIGHAM & WOMEN'S ORTHOPEDIC GROUP;
I HAVE A DREAM FOUNDATION; THE ATLANTIS CHINA FUND; BOSTON URBAN YOUTH
FOUNDATION; CHIRIN ASIA PACIFIC FUND LIMITED.
---------------------------------------------------------------------------------------------------------------------------

STEPHEN F. PANNER (35)
---------------------------------------------------------------------------------------------------------------------------
Treasurer, Controller                 since 2005           Accounting Director of                            1
& Chief Financial                                          SEI Investments Global
Officer                                                    Funds Services;

                                                           Fund Administration
                                                           Manager, Old Mutual
                                                           Fund Services, 2000-2005.

                                                           Chief Financial Officer,
                                                           Controller and Treasurer,
                                                           PBHG Funds and PBHG Insurance
                                                           Series Fund, 2004-2005.

                                                           Assistant Treasurer, PBHG
                                                           Funds and PBHG Insurance
                                                           Series Fund, 2000-2004.

                                                           Assistant Treasurer, Old
                                                           Mutual Advisors Fund,
                                                           2004-2005.

OTHER DIRECTORSHIPS HELD:  NONE
---------------------------------------------------------------------------------------------------------------------------

                                                       The Japan Fund, Inc. | 37

Directors and Officers (Unaudited) (concluded)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
  OFFICERS
---------------------------------------------------------------------------------------------------------------------------

                                                                                                   NUMBER OF
NAME, AGE                                                  PRINCIPAL                               PORTFOLIOS IN FUND
AND POSITION(S)                       LENGTH OF            OCCUPATION(S)                           COMPLEX OVERSEEN
HELD WITH THE FUND                    TIME SERVED          DURING PAST 5 YEARS                     BY OFFICER
---------------------------------------------------------------------------------------------------------------------------

NICOLE WELCH (28)
---------------------------------------------------------------------------------------------------------------------------
Co Anti-Money                         since 2005           Assistant Vice President                          1
Laundering Officer                                         and Anti-Money Laundering
& Assistant Secretary                                      Compliance Coordinator
                                                           of SEI Investments since
                                                           2005. Compliance Analyst,
                                                           TD Waterhouse, 2004.

                                                           Senior Compliance Analyst,
                                                           UBS Financial Services,
                                                           2002-2004. Knowledge
                                                           Management Analyst,
                                                           PricewaterhouseCoopers
                                                           Consulting, 2000-2002.

OTHER DIRECTORSHIPS HELD:  NONE
---------------------------------------------------------------------------------------------------------------------------

SOFIA A. ROSALA (32)
---------------------------------------------------------------------------------------------------------------------------
Vice President                        since 2005           Vice President and Assistant                      1
& Secretary                                                Secretary of SIMC and the
                                                           Administrator since 2005.
                                                           Compliance Officer of SEI
                                                           Investments, September
                                                           2001-2004. Account and
                                                           Product Consultant, SEI
                                                           Private Trust Company,
                                                           1998-2001.

OTHER DIRECTORSHIPS HELD:  NONE
---------------------------------------------------------------------------------------------------------------------------

JAMES NDIAYE (37)
---------------------------------------------------------------------------------------------------------------------------
Vice President                        since 2004           Vice President and                                1
& Assistant Secretary                                      Assistant Secretary
                                                           of SEI Investments
                                                           Management Corporation
                                                           since 2005. Vice President,
                                                           Deutsche Asset
                                                           Management from
                                                           2003-2004; Associate,
                                                           Morgan, Lewis & Bockius,
                                                           LLP, 2000-2003.

OTHER DIRECTORSHIPS HELD:  NONE
---------------------------------------------------------------------------------------------------------------------------

38  |  The Japan Fund, Inc.

---------------------------------------------------------------------------------------------------------------------------
  OFFICERS
---------------------------------------------------------------------------------------------------------------------------

                                                                                                   NUMBER OF
NAME, AGE                                                  PRINCIPAL                               PORTFOLIOS IN FUND
AND POSITION(S)                       LENGTH OF            OCCUPATION(S)                           COMPLEX OVERSEEN
HELD WITH THE FUND                    TIME SERVED          DURING PAST 5 YEARS                     BY OFFICER
---------------------------------------------------------------------------------------------------------------------------

PHILIP T. MASTERSON (41)
---------------------------------------------------------------------------------------------------------------------------
Vice President                        since 2005           Vice President and                                1
& Assistant Secretary                                      Assistant Secretary of
                                                           SEI Investments
                                                           Management Corporation
                                                           since 2005. General
                                                           Counsel, Citco Mutual
                                                           Fund Services, 2003-2004.
                                                           Vice President and
                                                           Associate Counsel,
                                                           Oppenheimer Funds,
                                                           2001-2003. Vice President
                                                           and Assistant Counsel,
                                                           Oppenheimer Funds,
                                                           1997-2001.

OTHER DIRECTORSHIPS HELD:  NONE
---------------------------------------------------------------------------------------------------------------------------

MICHAEL T. PANG (33)
---------------------------------------------------------------------------------------------------------------------------
Vice President                        since 2005           Vice President and                                1
& Assistant Secretary                                      Assistant Secretary of
                                                           SIMC since 2005. Counsel,
                                                           Caledonian Bank & Trust's
                                                           Mutual Funds Group, 2004.
                                                           Counsel, Permal Asset
                                                           Management, 2001-2004.
                                                           Associate, Schulte, Roth &
                                                           Zabel's Investment
                                                           Management Group,
                                                           2000-2001. Staff Attorney,
                                                           U.S. Securities and Exchange
                                                           Commission's Division of
                                                           Enforcement, Northeast
                                                           Regional Office, 1997-2000.

OTHER DIRECTORSHIPS HELD:  NONE
---------------------------------------------------------------------------------------------------------------------------

TIMOTHY D. BARTO (37)
---------------------------------------------------------------------------------------------------------------------------
Vice President                        since 2002           Vice President and                                1
& Assistant Secretary                                      Assistant Secretary of
                                                           the Administrator and
                                                           the Distributor since
                                                           1999; Associate, Dechert
                                                           (law firm), 1997 to 1999.
OTHER DIRECTORSHIPS HELD:  NONE
---------------------------------------------------------------------------------------------------------------------------

                                                       The Japan Fund, Inc. | 39

Shareholder Voting Results (Unaudited)
---------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER MEETING

A meeting of the shareholders of The Japan Fund, Inc. (the "Fund") was held on June 1, 2005 to vote on the following matters:

PROPOSAL

1. To approve the following individuals to serve as directors of the Fund.

NOMINEE                         SHARES VOTED FOR                                       SHARES WITHHELD
                                ----------------                                       ---------------
                  IN PERSON         BY PROXY             TOTAL           IN PERSON         BY PROXY                TOTAL
                  ---------         --------             -----           ---------         --------                -----
----------------------------------------------------------------------------------------------------------------------------
J. DOUGLAS
AZAR              2,903.601      20,752,938.210      20,755,841.811         --           1,710,195.300         1,710,195.300
----------------------------------------------------------------------------------------------------------------------------
LYNN S.
BIRDSONG          2,903.601      20,727,857.650      20,730,761.251         --           1,735,275.860         1,735,275.860
----------------------------------------------------------------------------------------------------------------------------
SHINJI
FUKUKAWA          2,903.601      20,701,559.280      20,704,462.881         --           1,761,574.230         1,761,574.230
----------------------------------------------------------------------------------------------------------------------------
WILLIAM L.
GIVENS            2,903.601      20,682,036.350      20,684,939.951         --           1,781,097.160         1,781,097.160
----------------------------------------------------------------------------------------------------------------------------
TAKESHI
ISAYAMA           2,903.601      20,806,268.230      20,809,171.831         --           1,656,865.280         1,656,865.280
----------------------------------------------------------------------------------------------------------------------------
YASUO
KANZAKI           2,903.601      20,686,171.610      20,689,075.211         --           1,776,961.900         1,776,961.900
----------------------------------------------------------------------------------------------------------------------------
YOSHIHIK
MIYAUCHI          2,903.601      20,719,973.590      20,722,877.191         --           1,743,159.920         1,743,159.920
----------------------------------------------------------------------------------------------------------------------------
OSAMU
NAGAYAMA          2,903.601      20,773,892.040      20,776,795.641         --           1,689,241.470         1,689,241.470
----------------------------------------------------------------------------------------------------------------------------


2. To approve the 12b-1 Distribution and Shareholder Servicing Plan.

                   VOTES FOR           VOTES AGAINST        VOTES ABSTAINING
                   ---------           -------------        ----------------
IN PERSON             2,903.601                   --                      --
BY PROXY         15,318,441.450        4,998,449.050            753,273.010
                 --------------        -------------            -----------
TOTAL            15,321,345.051        4,998,449.050            753,273.010


40  |  The Japan Fund, Inc.

Disclosure of Fund Expenses (Unaudited)
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for the Fund under "Expenses Paid During Period."

                                                       The Japan Fund, Inc. | 41

Disclosure of Fund Expenses (Unaudited)
(concluded)
--------------------------------------------------------------------------------

HYPOTHETICAL 5% RETURN. This section helps you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund's comparative cost by comparing the hypothetical result for the Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT the Fund's actual return -- the account values shown may not apply to your specific investment.



                           BEGINNING     ENDING                  EXPENSES
                            ACCOUNT      ACCOUNT    ANNUALIZED     PAID
                             VALUE        VALUE      EXPENSE      DURING
THE JAPAN FUND, INC.        07/01/05    12/31/05      RATIOS      PERIOD*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN         $1,000.00    $1,355.20      1.70%      $10.09
HYPOTHETICAL 5% RETURN      1,000.00     1,016.64      1.70         8.64
--------------------------------------------------------------------------------

*EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSES RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD SHOWN).




42  |  The Japan Fund, Inc.

Notes

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

Notes

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THE JAPAN FUND, INC.
225 Franklin Street, 26th Floor
Boston, MA 02110

INVESTMENT ADVISOR:
Fidelity Management & Research Company
82 Devonshire Street
Boston, MA 02109

DISTRIBUTOR:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

TO OBTAIN MORE INFORMATION:
Call 1-800-53-JAPAN (1-800-535-2726)
or visit us online at www.thejapanfund.com
This material must be preceded or accompanied by a current prospectus.

HOW TO OBTAIN A COPY OF THE FUND'S QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS:
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES:
A description of the guidelines that the Fund or the Fund's investment advisor uses to vote proxies relating to portfolio securities, as well as how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge (i) by visiting our website at www.thejapanfund.com or (ii) calling us toll-free at 1-800-53-JAPAN (1-800-535-2726); and (iii) on the Securities and Exchange Commission's website at http://www.sec.gov.

[RECYCLE LOGO OMITTED] PRINTED ON RECYCLED PAPER.                JPN-AR-001-0500

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, the principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Lynn Birdsong and he is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Aggregate Fees billed to the registrant for professional services rendered by the registrant's principal accountant for fiscal years ended December 31, 2004 and 2005 were as follows:

------------------- ----------------------------------------------------- -----------------------------------------------------
                                           2005 +                                                2004 ++
------------------- ----------------------------------------------------- -----------------------------------------------------
                    All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                    services to the   services to       and services to   services to the   services to       and services to
                    registrant that   service           service           registrant that   service           service
                    were              affiliates that   affiliates that   were              affiliates that   affiliates that
                    pre-approved      were              did not require   pre-approved      were              did not require
                                      pre-approved      pre-approval                        pre-approved      pre-approval
-------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)      Audit
         Fees(1)        $ 24,500            N/A               $ 0             $ 65,000            N/A               $ 0

-------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)      Audit
         -Related         $ 0               $ 0               $ 0               $ 0          $ 135,000 (2)          $ 0
         Fees
-------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)      Tax
         Fees             $ 0               $ 0               $ 0               $ 0               $ 0               $ 0
-------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)      All
         Other        $ 8,000 (5)           $ 0               $ 0               $ 0          $ 357,000 (3)    $ 1,300,286 (4)
         Fees

-------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

        +  Briggs, Bunting & Dougherty, LLP
       ++  PricewaterhouseCoopers LLP


Notes:

   (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
   (2) Fees for SAS 70 report over information technology controls at Fidelity Systems Company. These fees were not billed to registrant.
   (3) Fees for services rendered in connection with Fidelity's documentation of certain operating controls. These fees were not billed to registrant.
   (4) Services include various SAS 70 reports on internal controls over trading, record keeping and other systems and processes; review of trading and compliance monitoring procedures; other agreed upon procedure engagements and tax assistance for overseas employees of the adviser and its affiliates. These fees were not billed to registrant. The audit committee was informed of and pre-approved these fees, although not required to do so.
   (5) Fee for AML review, which was pre-approved by the Audit Committee prior to the engagement.

(e)(1) The audit committee of the registrant's board of directors, pursuant to its audit committee charter (the "Charter") and in accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, selected the principal auditor and approved all of the audit and non-audit services that were provided and the fees that were paid in each of 2004 and 2005 before the principal auditor was engaged to provide such services. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, registrant's audit committee also, if applicable, pre-approves its accountant's engagements for non-audit services with the registrant's investment adviser or its adviser affiliates that provide ongoing services to the registrant, if the engagement relates to the operations and financial reporting of the registrant. To date the audit committee has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the registrant. The audit committee itself must approve all such services in advance in accordance with its Charter.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X before the engagement of the principal auditor. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the full-time, permanent employees of the principal auditor was 0%.

(g) The aggregate non-audit fees billed to registrant's investment adviser or its adviser affiliates by for professional services rendered to the registrant's investment adviser or its adviser affiliates that provide ongoing services to the registrant for each of the last fiscal year of the registrant was as follows:

                  FY 2005: $         0      Briggs, Bunting & Dougherty, LLP
                  FY 2004: $ 1,792,286      PricewaterhouseCoopers LLP

(h) The registrant's audit committee has considered the provision of non-audit services that were rendered by the principal auditor to the registrant's investment adviser and the adviser's affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the principal auditor, in accordance with Independence Standards Board requirements and the meaning of the Securities laws administered by the SEC, regarding its independence from the registrant, its investment adviser and the adviser's affiliates.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                          The Japan Fund, Inc.


                                      /s/ John F. McNamara
                                      --------------------
                                      John F. McNamara, President

Date:  March 9, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                      /s/ John F. McNamara
                                      --------------------
                                      John F. McNamara, President

Date:  March 9, 2006


                                      /s/ William L. Givens
                                      ---------------------
                                      William L. Givens, Chairman of the Board

Date:  March 9, 2006


                                      /s/ Stephen F. Panner
                                      ---------------------
                                      Stephen F. Panner, Chief Financial Officer

Date:  March 9, 2006